Supplement dated December 16, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

DIVIDENDS AND DISTRIBUTIONS

In the third sentence, delete “June” and substitute “August.”